EXHIBIT 99.1

Simmons First Announces Second Quarter Earnings

PINE BLUFF, Ark., July 17, 2008 (PRIME NEWSWIRE) -- Simmons First National Corporation (Nasdaq:SFNC) today announced second quarter 2008 earnings of $6.0 million, or $0.42 diluted earnings per share, compared to $0.49 per share for the same period in 2007. "The decrease in earnings is primarily attributable to an increase in the provision for loan losses and a decrease in the premiums from the sale of student loans," according to J. Thomas May, Chairman and CEO. "The increase in provision for loan losses reflects our anticipated return to more historical levels, and a special provision related to our Northwest Arkansas region. Except for the special provision, second quarter earnings were very close to our expectations, and considering the challenges in the national economy and the banking industry, we are pleased with our earnings and asset quality."

For the six-month period ended June 30, 2008, net income was $14.8 million, or $1.05 diluted earnings per share, compared to $0.95 per share for the same period in 2007, an increase of $0.10, or 10.5%. During the first quarter of 2008 the Company recorded earnings of $0.18 per share for nonrecurring items related to Visa, Inc.'s IPO. Excluding these nonrecurring items, core earnings for the first six months of 2008 were $0.87 per share.

The Company's net interest income for the second quarter of 2008 increased 1.3% to $23.1 million compared to $22.8 million for 2007. Net interest margin decreased 29 basis points to 3.67% from the second quarter of 2007 and 13 basis points from the first quarter of 2008. "The decrease in margin was primarily the result of a significant repricing of earning assets due to declining interest rates during the first half of the year, and our concentrated effort to grow core deposits," commented May.

The Company's loan portfolio increased 4.8% to $1.91 billion at June 30, 2008. The growth was primarily attributable to increases in commercial loans and the credit card portfolio. More specifically, the credit card portfolio increased $21.8 million, or 15.5% compared to the prior year. "In the banking industry, there has been a lot of focus regarding the potential loss in loan portfolios with a high concentration of construction loans. Our construction loans as a percent of total loans outstanding was only 12.9% at June 30, favorable to the industry average," added May.

Non-performing assets as a percent of total assets was 0.61% as of June 30, 2008, up 10 basis points from March 31, 2008. Non-performing loans as a percent of total loans was 0.76%, an increase of 16 basis points over the same period. The Company's ratio of loans past due 30 days or more (excluding non-accrual loans) to total loans was 0.48% as of June 30, 2008, down 59 basis points from the previous quarter.

The allowance for loan losses was $25.8 million at June 30, 2008, or 1.35% of total loans and 178% of non-performing loans. The Company's annualized net charge-off ratio for the second quarter of 2008 was 0.40% compared to 0.30% for the first quarter. Excluding credit cards, the annualized net charge-off ratio for the second quarter was 0.27% compared to 0.19% for the first quarter. Annualized net credit card charge-offs for the second quarter were 1.83%, an increase of 36 basis points from the previous quarter, but still more than 350 basis points below the most recently published credit card charge-off industry average.

Total deposits were $2.4 billion at June 30, 2008, an increase of $183 million, or 8.4% from the same period in 2007. "At the beginning of 2008, we implemented strategic initiatives to reduce our dependency on time deposits. As a result, time deposits decreased $107 million on a quarter over quarter basis, while our core deposits increased $290 million. Needless to say, we were very pleased with our core deposit growth," said May.

Total assets for the Company were $2.9 billion at June 30, 2008. Stockholders' equity increased 5.6% to $278 million at June 30, 2008 compared to $263 million at June 30, 2007. At June 30, 2008, book value per share was $19.94 and tangible book value per share was $15.38.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company's eight banks conduct financial operations from 89 offices, of which 85 are financial centers, in 48 communities.

The Simmons First National Corporation logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4819

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, July 17, 2008. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on July 24, 2008 by dialing 1-800-642-1687. The passcode for the replay is 53533263. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

 Simmons First National Corporation                               SFNC
 Consolidated End of Period Balance Sheets
 For the
  Quarters Ended  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
 (Unaudited)       2008       2008       2007       2007       2007
 (in thousands) ---------- ---------- ---------- ---------- ----------
 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   79,569 $   86,891 $   82,630 $   85,370 $   71,915
 Interest
  bearing
  balances due
  from banks        76,253    107,332     21,140      6,557     45,084
 Federal funds
  sold              44,430     53,775      6,460     25,655      2,600
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     200,252    247,998    110,230    117,582    119,599

 Investment
  securities -
  held-to-
  maturity         186,400    182,194    190,284    180,206    178,841
 Investment
  securities -
  available-
  for-sale         439,625    389,214    340,646    349,282    346,740
 Mortgage loans
  held for sale     11,581      7,735     11,097      8,244      9,928
 Assets held in
  trading
  accounts           1,004      5,806      5,658      5,482      4,496

 Loans           1,908,328  1,842,138  1,850,454  1,875,235  1,821,430
  Allowance for
   loan losses     (25,752)   (25,392)   (25,303)   (25,107)   (25,197)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,882,576  1,816,746  1,825,151  1,850,128  1,796,233

 Premises and
  equipment         78,299     77,281     75,473     73,088     70,873
 Foreclosed
  assets held
  for sale, net      3,440      3,556      2,629      1,629      1,484
 Interest
  receivable        20,863     19,696     21,345     25,699     21,868
 Bank owned
  life insurance    38,851     38,400     38,039     37,632     36,881
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,978      3,180      3,382      3,583      3,786
 Other assets        8,968      9,347      7,908      8,527      9,084
                ---------- ---------- ---------- ----------- ----------

   TOTAL ASSETS $2,935,442 $2,861,758 $2,692,447 $2,721,687 $2,660,418
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  335,310 $  327,627 $  310,181 $  319,792 $  308,047
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,025,908    901,852    761,233    730,533    763,017
 Time deposits
  less than
  $100,000         577,435    618,173    659,181    680,288    686,456
 Time deposits
  greater than
  $100,000         424,330    449,199    452,262    442,706    422,580
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,362,983  2,296,851  2,182,857  2,173,319  2,180,100
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       115,554    113,891    128,806    106,984     97,947
 Short-term debt     4,549        590      1,777     67,595     11,072
 Long-term debt
  - parent
  company               --         --         --         --      2,000
 Long-term
  FHLB debt -
  affiliate
  banks            119,973    108,809     51,355     48,725     49,669
 Subordinated
  debt issued
  to capital
  trusts            30,930     30,930     30,930     30,930     30,930
 Accrued
  interest and
  other
  liabilities       23,302     29,898     24,316     26,533     25,395
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,657,291  2,580,969  2,420,041  2,454,086  2,397,113
                ---------- ---------- ---------- ---------- ----------

 STOCKHOLDERS'
  EQUITY
 Capital stock         139        139        139        139        141
 Surplus            40,674     40,655     41,019     41,470     44,773
 Undivided
  profits          237,859    234,515    229,520    225,972    220,981
 Accumulated
  other
  comprehensive
  income (loss)
  Unrealized
   appreciation
   (depreciation)
   on AFS
   securities         (521)     5,480      1,728         20     (2,590)
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    STOCKHOLDERS'
    EQUITY         278,151    280,789    272,406    267,601    263,305
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,935,442 $2,861,758 $2,692,447 $2,721,687 $2,660,418
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Average Quarter-to-Date Balance Sheets
 For the
  Quarters Ended  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
 (Unaudited)       2008       2008       2007       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)
 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   69,197 $   70,105 $   75,416 $   72,325 $   72,066
 Interest
  bearing
  balances due
  from banks        85,578     56,384     21,855      9,382     22,636
 Federal funds
  sold              55,543     35,460      9,464     21,083     25,263
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     210,318    161,949    106,735    102,790    119,965

 Investment
  securities -
  held-to-
  maturity         184,603    184,062    180,631    179,616    180,486
 Investment
  securities -
  available-for-
  sale             431,869    382,939    338,276    348,085    350,567
 Mortgage loans
  held for sale      8,740      7,474      7,535      8,747      9,241
 Assets held in
  trading
  accounts           5,747      5,731      5,588      4,930      4,567

 Loans           1,869,369  1,841,762  1,856,973  1,849,091  1,802,917
  Allowance for
   loan losses     (25,426)   (25,622)   (25,540)   (25,642)   (25,791)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,843,943  1,816,140  1,831,433  1,823,449  1,777,126

 Premises and
  equipment         78,170     76,528     74,569     71,943     69,967
 Foreclosed
  assets held
  for sale, net      3,685      2,659      2,086      1,877      1,934
 Interest
  receivable        20,745     21,069     24,636     24,156     22,086
 Bank owned
  life insurance    38,600     38,213     37,820     37,315     36,691
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           3,095      3,299      3,498      3,702      3,907
 Other assets        5,053      7,273      7,238      9,374      9,063
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,895,173 $2,767,941 $2,680,650 $2,676,589 $2,646,205
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  318,978 $  308,715 $  306,939 $  305,453 $  309,753
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits         972,687    803,439    748,670    724,782    739,972
 Time deposits
  less than
  $100,000         598,264    647,150    668,458    686,750    688,493
 Time deposits
  greater than
  $100,000         438,887    452,872    443,790    437,217    435,405
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,328,816  2,212,176  2,167,857  2,154,202  2,173,623
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       110,646    126,459    121,792    113,060     99,808
 Short-term debt     2,791      1,715     13,202     38,710      3,088
 Long-term debt    147,948    123,221     81,146     80,123     82,177
 Accrued
  interest and
  other
  liabilities       21,935     26,484     24,211     23,943     22,465
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,612,136  2,490,055  2,408,208  2,410,038  2,381,161
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    STOCKHOLDERS'
    EQUITY         283,037    277,886    272,442    266,551    265,044
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,895,173 $2,767,941 $2,680,650 $2,676,589 $2,646,205
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters
  Ended                Jun 30    Mar 31    Dec 31    Sep 30    Jun 30
 (Unaudited)            2008      2008      2007      2007      2007
                      --------  --------  --------  --------  --------
 (in thousands, except
  per share data)
 INTEREST INCOME
  Loans               $ 31,159  $ 33,106  $ 35,955  $ 36,604  $ 35,051
  Federal funds sold       285       256       116       302       331
  Investment
   securities            7,055     6,569     5,990     6,046     5,889
  Mortgage loans held
   for sale, net of
   unrealized gains
   (losses)                113       112       122       147       133
  Assets held in
   trading accounts         41         1       (23)       71        35
  Interest bearing
   balances due from
   banks                   487       388       223       131       297
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    INCOME              39,140    40,432    42,383    43,301    41,736
                      --------  --------  --------  --------  --------
 INTEREST EXPENSE
  Time deposits         10,006    11,922    12,918    13,307    13,144
  Other deposits         3,899     3,266     3,257     3,328     3,324
  Federal funds
   purchased and
   securities sold
   under agreements to
   repurchase              463       921     1,317     1,404     1,228
  Short-term debt           19        20       167       519        49
  Long-term debt         1,655     1,511     1,203     1,173     1,198
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    EXPENSE             16,042    17,640    18,862    19,731    18,943
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME    23,098    22,792    23,521    23,570    22,793
  Provision for loan
   losses                2,214     1,467     1,749       850       831
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES           20,884    21,325    21,772    22,720    21,962
                      --------  --------  --------  --------  --------
 NON-INTEREST INCOME
  Trust income           1,450     1,648     1,580     1,528     1,474
  Service charges on
   deposit accounts      3,691     3,434     3,882     3,759     3,656
  Other service
   charges and fees        621       753       818       698       692
  Income on sale of
   mortgage loans,
   net of commissions      760       721       644       715       727
  Income on investment
   banking, net of
   commissions             199       449       230        90       153
  Credit card fees       3,480     3,173     3,428     3,115     3,025
  Premiums on sale of
   student loans           507       624       299       419       741
  Bank owned life
   insurance income        425       361       403       367       359
  Other income             587     3,829       557       682       510
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    INCOME              11,720    14,992    11,841    11,373    11,337
                      --------  --------  --------  --------  --------
 NON-INTEREST EXPENSE
  Salaries and
   employee benefits    14,433    14,208    13,458    13,778    13,903
  Occupancy expense,
   net                   1,804     1,810     1,729     1,671     1,624
  Furniture and
   equipment expense     1,472     1,490     1,438     1,455     1,507
  Other real estate
   and foreclosure
   expense                  87        42        76        77        36
  Deposit insurance        113        88       108        85        68
  Other operating
   expenses              6,300     5,492     7,941     6,157     5,873
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    EXPENSE             24,209    23,130    24,750    23,223    23,011
                      --------  --------  --------  --------  --------
 NET INCOME BEFORE
  INCOME TAXES           8,395    13,187     8,863    10,870    10,288
  Provision for income
   taxes                 2,401     4,371     2,671     3,370     3,257
                      --------  --------  --------  --------  --------
 NET INCOME           $  5,994  $  8,816  $  6,192  $  7,500  $  7,031
                      ========  ========  ========  ========  ========
 BASIC EARNINGS PER
  SHARE               $   0.43  $   0.63  $   0.45  $   0.53  $   0.50
                      ========  ========  ========  ========  ========
 DILUTED EARNINGS PER
  SHARE               $   0.42  $   0.63  $   0.44  $   0.53  $   0.49
                      ========  ========  ========  ========  ========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Year-to-Date
 For the Quarters
  Ended                Jun 30    Mar 31    Dec 31    Sep 30    Jun 30
 (Unaudited)            2008      2008      2007      2007      2007
                      --------  --------  --------  --------  --------
 (in thousands, except
  per share data)
 INTEREST INCOME
  Loans               $ 64,264  $ 33,106  $141,706  $105,751  $ 69,147
  Federal funds sold       540       256     1,418     1,303     1,001
  Investment
   securities           13,624     6,569    23,646    17,656    11,610
  Mortgage loans held
   for sale, net of
   unrealized gains
   (losses)                226       112       505       383       236
  Assets held in
   trading accounts         42         1       100       124        53
  Interest bearing
   balances due from
   banks                   875       388     1,161       938       807
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    INCOME              79,571    40,432   168,536   126,155    82,854
                      --------  --------  --------  --------  --------
 INTEREST EXPENSE
  Time deposits         21,929    11,922    52,385    39,467    26,161
  Other deposits         7,163     3,266    13,089     9,832     6,503
  Federal funds
   purchased and
   securities sold
   under agreements to
   repurchase            1,385       921     5,371     4,057     2,653
  Short-term debt           38        20       804       637       118
  Long-term debt         3,166     1,511     4,771     3,568     2,395
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    EXPENSE             33,681    17,640    76,420    57,561    37,830
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME    45,890    22,792    92,116    68,594    45,024
  Provision for loan
   losses                3,681     1,467     4,181     2,432     1,582
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES           42,209    21,325    87,935    66,162    43,442
                      --------  --------  --------  --------  --------
 NON-INTEREST INCOME
  Trust income           3,098     1,648     6,218     4,639     3,111
  Service charges on
   deposit accounts      7,125     3,434    14,794    10,912     7,153
  Other service
   charges and fees      1,374       753     3,016     2,198     1,500
  Income on sale of
   mortgage loans, net
   of commissions        1,482       721     2,766     2,121     1,407
  Income on investment
   banking, net of
   commissions             648       449       623       393       303
  Credit card fees       6,653     3,173    12,217     8,789     5,674
  Premiums on sale of
   student loans         1,132       624     2,341     2,042     1,623
  Bank owned life
   insurance income        787       361     1,493     1,090       723
  Other income           4,413     3,829     2,535     1,980     1,298
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    INCOME              26,712    14,992    46,003    34,164    22,792
                      --------  --------  --------  --------  --------
 NON-INTEREST EXPENSE
  Salaries and
   employee benefits    28,641    14,208    54,865    41,406    27,628
  Occupancy expense,
   net                   3,615     1,810     6,674     4,945     3,273
  Furniture and
   equipment expense     2,962     1,490     5,865     4,428     2,973
  Other real estate
   and foreclosure
   expense                 129        42       212       137        59
  Deposit insurance        201        88       328       220       135
  Other operating
   expenses             11,791     5,492    26,253    18,312    12,158
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    EXPENSE             47,339    23,130    94,197    69,448    46,226
                      --------  --------  --------  --------  --------
 NET INCOME BEFORE
  INCOME TAXES          21,582    13,187    39,741    30,878    20,008
  Provision for income
   taxes                 6,772     4,371    12,381     9,710     6,340
                      --------  --------  --------  --------  --------
 NET INCOME           $ 14,810  $  8,816  $ 27,360  $ 21,168  $ 13,668
                      ========  ========  ========  ========  ========
 BASIC EARNINGS PER
  SHARE               $   1.06  $   0.63  $   1.95  $   1.50  $   0.97
                      ========  ========  ========  ========  ========
 DILUTED EARNINGS PER
  SHARE               $   1.05  $   0.63  $   1.92  $   1.48  $   0.95
                      ========  ========  ========  ========  ========

 Simmons First National Corporation                               SFNC
 Consolidated Risk-Based Capital
 For the
  Quarters Ended  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
  (Unaudited)      2008       2008       2007       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)
 Tier 1 capital
 --------------
  Stockholders'
   equity       $  278,151 $  280,789 $  272,406 $  267,601 $  263,305
  Trust
   preferred
   securities,
   net allowable    30,000     30,000     30,000     30,000     30,000
  Disallowed
   intangible
   assets, net
   of def. tax     (63,330)   (63,536)   (63,706)   (63,924)   (64,144)
  Unrealized
   loss (gain)
   on AFS
   securities          521     (5,480)    (1,728)       (20)     2,590
                ---------- ---------- ---------- ---------- ----------

   Total Tier 1
    capital        245,342    241,773    236,972    233,657    231,751
                ---------- ---------- ---------- ---------- ----------

 Tier 2 capital
 --------------
  Qualifying
   unrealized
   gain on AFS
   securities           19         17         52        158        187
  Qualifying
   allowance for
   loan losses      25,136     24,405     23,866     24,188     23,565
                ---------- ---------- ---------- ---------- ----------

   Total Tier 2
    capital         25,155     24,422     23,918     24,346     23,752
                ---------- ---------- ---------- ---------- ----------

   Total
    risk-based
    capital     $  270,497 $  266,195 $  260,890 $  258,003 $  255,503
                ========== ========== ========== ========== ==========

  Risk weighted
   assets       $2,008,764 $1,949,862 $1,906,321 $1,932,608 $1,882,040
                ========== ========== ========== ========== ==========

  Adjusted
   average
   assets for
   leverage
   ratio        $2,826,216 $2,698,488 $2,615,915 $2,615,527 $2,584,670
                ========== ========== ========== ========== ==========

 Ratios at end
  of quarter
 -------------
  Equity to
   assets             9.48%      9.81%     10.12%      9.83%      9.90%
  Tangible
   equity to
   tangible
   assets             7.47%      7.76%      7.93%      7.65%      7.66%
  Leverage ratio      8.68%      8.96%      9.06%      8.93%      8.97%
  Tier 1 capital     12.21%     12.40%     12.43%     12.09%     12.31%
  Total
   risk-based
   capital           13.47%     13.65%     13.69%     13.35%     13.58%

 Simmons First National Corporation                               SFNC
 Consolidated Loans and Investments
 For the
  Quarters Ended  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
 (Unaudited)       2008       2008       2007       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)
 Loan Portfolio
  - End of
  Period
 --------------
  Consumer
   Credit cards $  162,103 $  158,701 $  166,044 $  149,185 $  140,327
   Student loans    75,371     84,884     76,277     78,377     68,477
   Other
    consumer       135,342    135,247    137,624    140,771    139,908
  Real Estate
   Construction    245,284    257,635    260,924    259,705    265,705
   Single-family
    residential    388,353    383,167    382,676    377,153    372,026
   Other
    commercial     558,257    547,335    542,184    538,924    540,042
  Commercial
   Commercial      229,817    198,209    193,091    201,903    183,349
   Agricultural    100,923     62,373     73,470    111,984     96,213
   Financial
    institutions     4,506      4,503      7,440      5,905      5,351
  Other              8,372     10,084     10,724     11,328     10,032
                ---------- ---------- ---------- ---------- ----------

   Total Loans  $1,908,328 $1,842,138 $1,850,454 $1,875,235 $1,821,430
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  End of Period
 --------------
  Held-to-
   Maturity
   U.S.
    Treasury    $    1,500 $    1,500 $    1,500 $    1,500 $    1,500
   U.S
    Government
    agencies        24,000     24,000     37,000     43,000     44,000
   Mortgage-
    backed
    securities         117        121        129        136        140
   State and
    political
    subdivisions   159,853    154,166    149,262    133,196    130,846
   Other
    securities         930      2,407      2,393      2,374      2,355
                ---------- ---------- ---------- ---------- ----------
    Total held-
     to-maturity   186,400    182,194    190,284    180,206    178,841
                ---------- ---------- ---------- ---------- ----------
  Available-for-
   Sale
   U.S. Treasury     2,465      2,510      5,524      7,517      8,975
   U.S
    Government
    agencies       370,022    346,925    320,791    325,414    322,687
   Mortgage-
    backed
    securities       2,840      2,961      2,757      2,769      2,793
   State and
    political
    subdivisions       637        637        858        985        984
   FHLB stock        7,453      6,468      5,913      7,554      5,206
   Other
    securities      56,208     29,713      4,804      5,043      6,095
                ---------- ---------- ---------- ---------- ----------
    Total
    available-
    for-sale       439,625    389,214    340,647    349,282    346,740
                ---------- ---------- ---------- ---------- ----------

    Total
     investment
     securities $  626,025 $  571,408 $  530,931 $  529,488 $  525,581
                ========== ========== ========== ========== ==========

    Fair Value -
     HTM
     investment
     securities $  185,665 $  184,757 $  191,738 $  179,685 $  175,870
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  QTD Average
 -------------
  Taxable
   securities   $  457,918 $  414,718 $  378,811 $  394,878 $  401,723
  Tax exempt
   securities      158,554    152,283    140,096    132,823    129,330
                ---------- ---------- ---------- ---------- ----------

   Total
    investment
    securities -
    QTD average $  616,472 $  567,001 $  518,907 $  527,701 $  531,053
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Allowance and Asset Quality
 For the Quarters
  Ended                Jun 30    Mar 31    Dec 31    Sep 30    Jun 30
 (Unaudited)            2008      2008       2007      2007      2007
                      --------  --------  --------  --------  --------
 (in thousands)
 Allowance for Loan
  Losses
 ------------------
  Balance, beginning
   of quarter         $ 25,392  $ 25,303  $ 25,107  $ 25,197  $ 25,151
                      --------  --------  --------  --------  --------

  Loans charged off
   Credit cards            977       779       670       633       625
   Other consumer          592       357       412       397       304
   Real estate             719       477       669       499       453
   Commercial               52       202       211       174       111
                      --------  --------  --------  --------  --------
    Total loans
     charged off         2,340     1,815     1,962     1,703     1,493
                      --------  --------  --------  --------  --------

  Recoveries of loans
   previously charged
   off
   Credit cards            252       192       231       260       272
   Other consumer          132       153       104       122       152
   Real estate              20        79        38       207       241
   Commercial               82        13        36       174        43
                      --------  --------  --------  --------  --------
    Total recoveries       486       437       409       763       708
                      --------  --------  --------  --------  --------
   Net loans charged
    off                  1,854     1,378     1,553       940       785
  Provision for loan
   losses                2,214     1,467     1,749       850       831
                      --------  --------  --------  --------  --------
  Balance, end of
   quarter            $ 25,752  $ 25,392  $ 25,303  $ 25,107  $ 25,197
                      ========  ========  ========  ========  ========

 Non-performing assets
 ---------------------
  Non-performing loans
   Nonaccrual loans
    Real estate       $ 10,373  $  6,735  $  7,350  $  6,949  $  7,237
    Commercial           1,494       619       883       576       632
    Consumer             1,409     1,590     1,676     1,540     1,652
                      --------  --------  --------  --------  --------
     Total nonaccrual
      loans             13,276     8,944     9,909     9,065     9,521
   Loans past due 90
    days or more         1,202     2,158     1,282       946     1,133
                      --------  --------  --------  --------  --------
      Total non-
       performing
       loans            14,478    11,102    11,191    10,011    10,654
                      --------  --------  --------  --------  --------

  Other non-performing
   assets
   Foreclosed assets
    held for sale        3,440     3,556     2,629     1,629     1,484
   Other non-
    performing
    assets                   1         9        17        38        30
                      --------  --------  --------  --------  --------
    Total other
     non-performing
     assets              3,441     3,565     2,646     1,667     1,514
                      --------  --------  --------  --------  --------

     Total non-
      performing
      assets          $ 17,919  $ 14,667  $ 13,837  $ 11,678  $ 12,168
                      ========  ========  ========  ========  ========

 Ratios
 ------
  Allowance for loan
   losses to total
   loans                  1.35%     1.38%     1.37%     1.34%     1.38%
  Allowance for loan
   losses to non-
  performing loans      177.87%   228.72%   226.10%   250.79%   236.50%
  Allowance for loan
   losses to non-
   performing assets    143.71%   173.12%   182.86%   214.99%   207.08%
  Non-performing loans
   to total loans         0.76%     0.60%     0.60%     0.53%     0.58%
  Non-performing
   assets to total
   assets                 0.61%     0.51%     0.51%     0.43%     0.46%
  Annualized net
   charge offs to
   total loans            0.40%     0.30%     0.33%     0.20%     0.17%
  Annualized net
   charge offs to
   total loans
   (excluding credit
   cards)                 0.27%     0.19%     0.26%     0.13%     0.10%
  Past due loans
   greater than 30
   days (excluding
   nonaccrual)            0.48%     1.07%     0.70%     0.57%     0.60%

 Simmons First National Corporation                               SFNC
 Consolidated - Net Interest Income Analysis
 For the Quarters Ended         Jun 30  Mar 31  Dec 31  Sep 30  Jun 30
 (Unaudited)                     2008    2008    2007    2007    2007
                                ------  ------  ------  ------  ------

   ASSETS

 Earning Assets
  Interest bearing balances due
   from banks                     2.29%   2.77%   4.05%   5.54%   5.26%
  Federal funds sold              2.06%   2.90%   4.86%   5.68%   5.26%
  Investment securities           5.22%   5.31%   5.22%   5.15%   5.04%
  Mortgage loans held for sale    5.20%   6.03%   6.42%   6.67%   5.77%
  Assets held in trading
   accounts                       2.87%   0.07%  -1.63%   5.71%   3.07%
  Loans                           6.72%   7.24%   7.70%   7.87%   7.80%
   Total interest earning
    assets                        6.11%   6.63%   7.10%   7.24%   7.13%

   LIABILITIES

 Interest bearing liabilities
  Interest bearing transaction
   and savings accounts           1.61%   1.63%   1.73%   1.82%   1.80%
  Time deposits                   3.88%   4.36%   4.61%   4.70%   4.69%
   Total interest bearing
    deposits                      2.78%   3.21%   3.45%   3.57%   3.54%
  Federal funds purchased and
   securities sold under
   agreement to repurchase        1.68%   2.93%   4.29%   4.93%   4.93%
  Short-term debt                 2.74%   4.69%   5.02%   5.32%   6.36%
  Long-term debt                  4.50%   4.93%   5.88%   5.81%   5.85%
   Total interest bearing
    liabilities                   2.84%   3.29%   3.60%   3.76%   3.71%

   NET INTEREST MARGIN/SPREAD

 Net interest spread              3.27%   3.34%   3.49%   3.48%   3.42%
 Net interest margin -
  quarter-to-date                 3.67%   3.80%   4.00%   4.01%   3.96%
 Net interest margin -
  year-to-date                    3.74%   3.80%   3.96%   3.95%   3.92%

 Simmons First National Corporation                               SFNC
 Consolidated - Selected Financial Data
 For the
  Quarters Ended  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
  (Unaudited)      2008       2008       2007       2007       2007
                ---------- ---------- ---------- ---------- ----------
  (in thousands,
   except per
   share data)
 QUARTER-TO-DATE
 ---------------
  Diluted
   earnings per
   share        $     0.42 $     0.63 $     0.44 $     0.53 $     0.49
  Core earnings
   (excludes
   nonrecurring
   items)
   (non-GAAP)        5,994      6,258      6,936      7,500      7,031
  Diluted core
   earnings per
   share
   (non-GAAP)         0.42       0.45       0.49       0.53       0.49
  Cash dividends
   declared per
   common share       0.19       0.19       0.19       0.18       0.18
  Cash dividends
   declared -
   amount            2,650      2,647      2,645      2,509      2,533
  Return on
   average
   stockholders'
   equity             8.52%     12.76%      9.02%     11.16%     10.64%
  Return on
   tangible
   equity            11.22%     16.81%     12.25%     14.96%     14.32%
  Return on
   average
   assets             0.83%      1.28%      0.92%      1.11%      1.07%
  Net interest
   margin (FTE)       3.67%      3.80%      4.00%      4.01%      3.96%
  FTE Adjustment
   - investments       952        916        842        802        785
  FTE Adjustment
   - loans              57         61         67         69         72
  Amortization
   of
   intangibles         202        202        202        203        207
  Amortization
   of
   intangibles,
   net of taxes        127        127        127        128        130
  Average
   shares
   outstanding  13,940,253 13,929,974 13,924,592 13,976,706 14,099,105
  Shares
   repurchased      21,700     23,480     25,895    134,253     90,900
  Average price
   of
   repurchased
   shares            30.25      26.65      26.38      25.43      27.38
  Average
   earning
   assets        2,641,449  2,513,812  2,420,322  2,420,934  2,395,677
  Average
   interest
   bearing
   liabilities   2,271,223  2,154,856  2,077,058  2,080,642  2,048,943

 YEAR-TO-DATE
 ------------
  Diluted
   earnings per
   share        $     1.05 $     0.63 $     1.92 $     1.48 $     0.95
  Core earnings
   (excludes
   nonrecurring
   items)
   (non-GAAP)       12,252      6,258     28,104     21,168     13,668
  Diluted core
   earnings per
   share
   (non-GAAP)         0.87       0.45       1.97       1.48       0.95
  Cash dividends
   declared per
   common share       0.38       0.19       0.73       0.54       0.36
  Return on
   average
   stockholders'
   equity            10.62%     12.76%     10.26%     10.69%     10.45%
  Return on
   tangible
   equity            13.98%     16.81%     13.78%     14.40%     14.10%
  Return on
   average
   assets             1.05%      1.28%      1.03%      1.06%      1.04%
  Net interest
   margin (FTE)       3.74%      3.80%      3.96%      3.95%      3.92%
  FTE Adjustment
   - investments     1,868        916      3,170      2,328      1,526
  FTE Adjustment
   - loans             118         61        293        226        157
  Amortization
   of
   intangibles         404        202        819        617        414
  Amortization
   of
   intangibles,
   net of taxes        254        127        515        388        260
  Average shares
   outstanding  13,935,114 13,929,980 14,043,626 14,083,739 14,138,143
  Average
   diluted
   shares
   outstanding  14,087,690 14,069,322 14,241,182 14,283,674 14,352,531
  Average
   earning
   assets        2,577,632  2,513,812  2,412,218  2,409,516  2,403,809
  Average
   interest
   bearing
   liabilities   2,213,039  2,154,856  2,070,049  2,067,711  2,061,248

 END OF PERIOD
 -------------
  Book value per
   share        $    19.94 $    20.14 $    19.57 $    19.20 $    18.73
  Tangible book
   value per
   share             15.38      15.56      14.97      14.60      14.15
  Shares
   outstanding  13,948,442 13,941,849 13,918,368 13,934,509 14,059,631
  Full-time
   equivalent
   employees         1,135      1,121      1,128      1,131      1,112
  Total number
   of ATM's             95         92         90         89         87
  Total number
   of financial
   centers              85         85         84         83         82
  Parent company
   only -
   investment in
   subsidiaries    284,614    290,465    288,744    285,340    280,455
  Parent company
   only -
   intangible
   assets              133        133        133        133        133

 Simmons First National Corporation                               SFNC
 Consolidated - Reconciliation of Core Earnings
 For the Quarters
  Ended                Jun 30    Mar 31    Dec 31    Sep 30    Jun 30
 (Unaudited)            2008      2008      2007      2007      2007
                      --------  --------  --------  --------  --------
 (in thousands, except
  per share data)
 QUARTER-TO-DATE
 ---------------
  Net Income          $  5,994  $  8,816  $  6,192  $  7,500  $  7,031
   Nonrecurring items
    Mandatory stock
     redemption gain
     (Visa)                 --    (2,973)       --        --        --
    Litigation
     liability (Visa)       --    (1,220)    1,220        --        --
    Tax effect (39%)        --     1,635      (476)       --        --
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items                   --    (2,558)      744        --        --
                      --------  --------  --------  --------  --------
  Core earnings
   (non-GAAP)         $  5,994  $  6,258  $  6,936  $  7,500  $  7,031
                      ========  ========  ========  ========  ========

  Diluted earnings per
   share              $   0.42  $   0.63  $   0.44  $   0.53  $   0.49
   Nonrecurring items
    Mandatory stock
     redemption gain
    (Visa)                  --     (0.21)       --        --        --
    Litigation
     liability (Visa)       --     (0.09)     0.09        --        --
    Tax effect (39%)        --      0.12     (0.04)       --        --
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items                   --     (0.18)     0.05        --        --
                      --------  --------  --------  --------  --------
  Diluted core
   earnings per share
   (non-GAAP)         $   0.42  $   0.45  $   0.49  $   0.53  $   0.49
                      ========  ========  ========  ========  ========

 YEAR-TO-DATE
 ------------
  Net Income          $ 14,810  $  8,816  $ 27,360  $ 21,168  $ 13,668
   Nonrecurring items
    Mandatory stock
     redemption gain
     (Visa)             (2,973)   (2,973)       --        --        --
    Litigation
     liability (Visa)   (1,220)   (1,220)    1,220        --        --
    Tax effect (39%)     1,635     1,635      (476)       --        --
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items               (2,558)   (2,558)      744        --        --
                      --------  --------  --------  --------  --------
  Core earnings
   (non-GAAP)         $ 12,252  $  6,258  $ 28,104  $ 21,168  $ 13,668
                      ========  ========  ========  ========  ========

  Diluted earnings per
   share              $   1.05  $   0.63  $   1.92  $   1.48  $   0.95
   Nonrecurring items
    Mandatory stock
    redemption gain
    (Visa)               (0.21)    (0.21)       --        --        --
    Litigation
     liability (Visa)    (0.09)    (0.09)     0.09        --        --
    Tax effect (39%)      0.12      0.12     (0.04)       --        --
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items                (0.18)    (0.18)     0.05        --        --
                      --------  --------  --------  --------  --------
  Diluted core
   earnings per share
   (non-GAAP)         $   0.87  $   0.45  $   1.97  $   1.48  $   0.95
                      ========  ========  ========  ========  ========

CONTACT:  Simmons First National Corporation
          David W. Garner, Senior Vice President and Investor
           Relations Officer
          (870) 541-1000